VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

Supplement to the Summary Prospectus dated October 1, 2010

International Equities Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Akihiro Sekiya as a portfolio manager of the Fund is deleted effective May 19, 2011. Lan Cai, Timothy Campion and Michael Kelly of PineBridge Investments, LLC maintain primary portfolio management responsibilities for the Fund. In addition, all other references to Mr. Sekiya as a portfolio manager of the Fund are deleted from the Prospectus.

Date: June 17, 2011

VALIC Company I

Supplement to the Statement of Additional Information dated October 1, 2010

Effective May 19, 2011, in the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, the chart is amended to delete references to Akihiro Sekiya as a portfolio manager of the International Equities Fund.

Date: June 17, 2011